Exhibit 99.2

First Quarter 2011

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2011

Contact:	6110 Executive Boulevard

William T. Camp	Suite 800

Executive Vice President and	Rockville, MD 20852

Chief Financial Officer	(301) 984-9400

E-mail: bcamp@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust (“WRIT”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, industrial/flex, retail, and multifamily properties and land for development.

In the first quarter of 2011, WRIT acquired two downtown Washington, DC office assets. 1140 Connecticut Avenue is a twelve story, 184,000 square foot office building with a three level parking garage. The purchase price was $80.25 million. The property was 99% leased at the time of purchase to 25 office tenants and four retail tenants. It is located near the intersection of Connecticut Avenue and M Street in the heart of Washington’s “Golden Triangle” Central Business District, less than one block from the Farragut North Metro Station (Red Line) and two blocks from the Farragut West Metro Station (Blue and Orange Lines). WRIT funded this acquisition using available cash and its line of credit, and expects to achieve a first year unleveraged yield on 6.0% on a cash basis.

The second downtown office acquisition, 1227 25th Street, is an eight story, 130,000 square foot building with a two level parking garage. The purchase price was $47.0 million. The property was 72% leased at the time of purchase to the GSA and law firm tenants. It is located near the corner of 25th and M Streets in Washington’s West End submarket, immediately adjacent to WRIT’s 2445 M Street office building acquired in 2008. WRIT funded this acquisition using available cash and its line of credit, and projects a stabilized cash yield of 8.7%.

Subsequent to quarter end, WRIT completed the sale of Dulles Station West Phase I, a 180,000 square foot office building in Herndon, Virginia, for $58.8 million. WRIT acquired the land for Dulles Station West Phases I and II in 2005 and completed construction on Phase I in 2007. It is 100% leased to tenants including IBM and National Student Clearinghouse. Phase II, which was not included in the transaction, is zoned for future development of a 340,000 square foot office building.

WRIT signed commercial leases for 416,000 square feet with an average lease term of 4.9 years. The average rental rate increase on new and renewal leases was -0.6% on a GAAP basis and -7.5% on a cash basis. Commercial tenant improvement costs were $3.09 per square foot and leasing costs were $3.56 per square foot for the quarter.

As of March 31, 2011, WRIT owned a diversified portfolio of 87 properties totaling approximately 11 million square feet of commercial space and 2,540 residential units, and land held for development. These 87 properties consist of 27 office properties, 18 medical office properties, 16 industrial/flex properties, 15 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

With investments in the office, medical office, industrial/flex, retail and multifamily segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

*	Excludes discontinued operations:

Held for Sale Properties: Dulles Station Phase I.

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2010 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Funds From Operations and Funds Available for Distribution	6
Adjusted Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Debt Analysis	8-9
Debt Covenant Compliance	10
Capital Analysis	11

Portfolio Analysis
Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Same-Store Portfolio Net Operating Income (NOI) Summary	13
Same-Store Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Net Operating Income (NOI) by Region	16
Same-Store Portfolio & Overall Physical Occupancy Levels by Sector	17
Same-Store Portfolio & Overall Economic Occupancy Levels by Sector	18

Tenant Analysis
Commercial Leasing Summary	19
10 Largest Tenants - Based on Annualized Base Rent	20
Industry Diversification	21
Lease Expirations as of March 31, 2011	22

Growth and Strategy
2011 Acquisition Summary	23

Appendix
Schedule of Properties	24-25
Supplemental Definitions	26

	Three Months Ended
OPERATING RESULTS	03/31/11	12/31/10	09/30/10	06/30/10	03/31/10

Real estate rental revenue	$78,155	$74,012	$73,585	$72,402	$73,551
Real estate expenses	(26,088)	(23,456)	(24,164)	(23,172)	(26,169)

	52,067	50,556	49,421	49,230	47,382

Real estate depreciation and amortization	(24,750)	(23,384)	(23,327)	(22,720)	(22,587)

Income from real estate	27,317	27,172	26,094	26,510	24,795

Other income	306	318	289	297	289
Acquisition costs	(1,649)	(709)	12	(409)	(55)
Gain from non-disposal activities	—	3	4	—	—
Gain (loss) on extinguishment of debt	—	(8,896)	(238)	—	(42)
Interest expense	(17,126)	(17,801)	(16,965)	(16,785)	(16,838)
General and administrative	(3,702)	(3,951)	(3,153)	(3,519)	(3,783)

Income (loss) from continuing operations	5,146	(3,864)	6,043	6,094	4,366

Discontinued operations:
Income (loss) from operations of properties sold or held for sale	(458)	822	615	985	899
Gain on sale of real estate	—	13,657	—	7,942	—

Income from discontinued operations	(458)	14,479	615	8,927	899

Net income	4,688	10,615	6,658	15,021	5,265
Less: Net income from noncontrolling interests	(23)	(24)	(33)	(27)	(49)

Net income attributable to the controlling interests	$4,665	$10,591	$6,625	$14,994	$5,216

Per Share Data
Net income attributable to the controlling interests	$0.07	$0.16	$0.10	$0.24	$0.09

Fully diluted weighted average shares outstanding	65,907	64,536	63,055	61,287	60,001

Percentage of Revenues:
Real estate expenses	33.4%	31.7%	32.8%	32.0%	35.6%
General and administrative	4.7%	5.3%	4.3%	4.9%	5.1%

Ratios:
Adjusted EBITDA / Interest expense	2.8 x	2.7 x	2.8 x	2.8 x	2.7 x

Income from continuing operations attributable to the controlling interest/Total real estate revenue	6.6%	-5.3%	8.2%	8.4%	5.9%

Net income attributable to the controlling interest/Total real estate revenue	6.0%	14.3%	9.0%	20.7%	7.1%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Assets
Land	$475,458	$432,149	$403,333	$403,315	$393,917
Income producing property	2,013,854	1,938,629	1,875,405	1,867,057	1,813,721

	2,489,312	2,370,778	2,278,738	2,270,372	2,207,638
Accumulated depreciation and amortization	(555,578)	(534,570)	(514,337)	(494,127)	(474,631)

Net income producing property	1,933,734	1,836,208	1,764,401	1,776,245	1,733,007
Development in progress, including land held for development	26,263	26,240	26,103	25,952	25,502

Total real estate held for investment, net	1,959,997	1,862,448	1,790,504	1,802,197	1,758,509
Investment in real estate held for sale, net	40,868	41,892	75,684	76,385	90,937
Cash and cash equivalents	12,480	78,767	262,413	13,338	10,758
Restricted cash	24,316	21,552	19,858	21,567	19,035
Rents and other receivables, net of allowance for doubtful accounts	53,278	49,227	49,171	46,072	45,766
Prepaid expenses and other assets	108,042	96,466	92,878	85,246	79,105
Other assets related to properties sold or held for sale	17,231	17,529	20,471	22,035	22,866

Total assets	$2,216,212	$2,167,881	$2,310,979	$2,066,840	$2,026,976

Liabilities and Equity
Notes payable	$753,692	$753,587	$930,201	$689,007	$688,358
Mortgage notes payable	379,333	380,171	381,109	381,929	382,735
Lines of credit/short-term note payable	160,000	100,000	100,000	107,000	110,000
Accounts payable and other liabilities	60,129	51,036	53,854	54,169	52,903
Advance rents	12,722	12,589	10,586	10,196	9,489
Tenant security deposits	10,040	9,418	9,418	9,299	9,469
Other liabilities related to properties sold or held for sale	480	222	951	22,945	23,751

Total Liabilities	1,376,396	1,307,023	1,486,119	1,274,545	1,276,705

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	660	659	642	625	607
Additional paid-in capital	1,130,297	1,127,825	1,074,308	1,020,768	966,952
Distributions in excess of net income	(293,860)	(269,935)	(251,964)	(230,942)	(219,094)
Accumulated other comprehensive income (loss)	(1,057)	(1,469)	(1,906)	(1,949)	(2,004)

Total shareholders’ equity	836,040	857,080	821,080	788,502	746,461
Noncontrolling interests in subsidiaries	3,776	3,778	3,780	3,793	3,810

Total equity	839,816	860,858	824,860	792,295	750,271

Total liabilities and equity	$2,216,212	$2,167,881	$2,310,979	$2,066,840	$2,026,976

Total Debt / Total Market Capitalization	0.39:1	0.38:1	0.41:1	0.41:1	0.39:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	Three Months Ended
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$4,665	$10,591	$6,625	$14,994	$5,216
Real estate depreciation and amortization	24,750	23,384	23,327	22,720	22,587
Gain from non-disposal activities	—	(3)	(4)	—	—
Discontinued operations:
Gain on sale of real estate	—	(13,657)	—	(7,942)	—
Real estate depreciation and amortization	499	807	951	949	1,021

Funds From Operations (FFO)	$29,914	$21,122	$30,899	$30,721	$28,824

Loss (gain) on extinguishment of debt	—	8,896	238	—	42
Real estate impairment	599	—	—	—	—
Acquisition costs	1,649	709	(12)	409	55

Core FFO (3)	$32,162	$30,727	$31,125	$31,130	$28,921

FFO per share - basic	$0.45	$0.33	$0.49	$0.50	$0.48
FFO per share - fully diluted	$0.45	$0.33	$0.49	$0.50	$0.48

Core FFO per share - fully diluted	$0.49	$0.48	$0.49	$0.51	$0.48

Funds available for distribution(2)
FFO	$29,914	$21,122	$30,899	$30,721	$28,824
Non-cash (gain)/loss on extinguishment of debt	—	2,922	238	—	42
Tenant improvements	(2,370)	(6,373)	(2,863)	(2,331)	(2,012)
External and internal leasing commissions capitalized	(2,232)	(2,089)	(3,387)	(1,767)	(2,268)
Recurring capital improvements	(691)	(1,698)	(1,377)	(1,999)	(864)
Straight-line rent, net	(657)	(951)	(1,099)	(812)	(608)
Non-cash fair value interest expense	179	345	760	783	776
Non-real estate depreciation and amortization	874	889	1,094	993	993
Amortization of lease intangibles, net	(278)	(437)	(413)	(405)	(562)
Amortization and expensing of restricted share and unit compensation	1,257	1,553	1,311	1,355	1,633
Real estate impairment	599	—	—	—	—

Funds Available for Distribution (FAD)	$26,595	$15,283	$25,163	$26,538	$25,954

Cash loss (gain) on extinguishment of debt	—	5,974	—	—	—
Acquisition costs	1,649	709	(12)	409	55

Core FAD (4)	$28,244	$21,966	$25,151	$26,947	$26,009

FAD per share - basic	$0.40	$0.24	$0.40	$0.43	$0.43
FAD per share - fully diluted	$0.40	$0.24	$0.40	$0.43	$0.43

Core FAD per share - fully diluted	$0.43	$0.34	$0.40	$0.44	$0.43

Common dividend per share	$0.4338	$0.4338	$0.4325	$0.4325	$0.4325

Average shares - basic	65,885	64,536	62,894	61,171	59,898
Average shares - fully diluted	65,907	64,536	63,055	61,287	60,001

(1)

Funds From Operations (“FFO”) - The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

(3)

Core Funds From Operations (“Core FFO”) is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

(4)

Core Funds Available for Distribution (“Core FAD”) is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

	Three Months Ended
	03/31/11	12/31/10	09/30/10	06/30/10	03/31/10
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$4,665	$10,591	$6,625	$14,994	$5,216
Add:
Interest expense, including discontinued operations	17,126	17,801	17,100	17,013	17,065
Real estate depreciation and amortization, including discontinued operations	25,249	24,191	24,278	23,669	23,608
Real estate impairment	599	—	—	—	—
Non-real estate depreciation	268	279	277	274	272
Less:
Gain on sale of real estate	—	(13,657)	—	(7,942)	—
Loss (gain) on extinguishment of debt	—	8,896	238	—	42
Gain from non-disposal activities	—	(3)	(4)	—	—

Adjusted EBITDA	$47,907	$48,098	$48,514	$48,008	$46,203

(1)

Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
Balances Outstanding

Secured
Conventional fixed rate	$379,333		$380,171		$381,109		$403,612	(1)	$404,518	(1)

Secured total	379,333		380,171		381,109		403,612		404,518

Unsecured
Fixed rate bonds and notes	753,692		753,587		930,201		689,007		688,358
Credit facility	160,000		100,000		100,000		107,000		110,000

Unsecured total	913,692		853,587		1,030,201		796,007		798,358

Total	$1,293,025		$1,233,758		$1,411,310		$1,199,619		$1,202,876

Average Interest Rates

Secured
Conventional fixed rate	5.9%		5.9%		5.9%		5.9%		5.9%

Secured total	5.9%		5.9%		5.9%		5.9%		5.9%

Unsecured
Fixed rate bonds	5.4%		5.4%		5.5%		5.7%		5.7%
Credit facilities	1.8	%(2)	2.5	%(2)	2.5	%(2)	2.4	%(2)	2.4	%(2)

Unsecured total	4.8%		5.1%		5.2%		5.3%		5.2%

Average	5.1%		5.4%		5.4%		5.5%		5.5%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $6.5 million and $2.8 million, respectively.

(1)

Balance includes the mortgage note payable secured by The Ridges, a property we sold on December 21, 2010, which has been reclassified to “Other liabilities related to properties sold or held for sale.” We repaid this mortgage note payable without penalty on July 12, 2010.

(2)

On December 1, 2009, we borrowed $100.0 million on a line of credit in order to prepay the $100.0 million term loan. Through February 19, 2010, the interest rate on this $100.0 million borrowing on our lines of credit is effectively fixed by an interest rate swap at 3.375%. Beginning February 20, 2010 through November 1, 2011, an interest rate swap effectively fixes the interest rate at 2.525%.

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2011	$12,344	$96,521	$160,000	$268,865	3.5%
2012	42,489	50,000	—	92,489	5.1%
2013	85,504	60,000	—	145,504	5.4%
2014	1,516	100,000	—	101,516	5.3%
2015	20,040	150,000	—	170,040	5.3%
2016	82,281	—	—	82,281	5.7%
2017	103,193	—	—	103,193	7.2%
2018	1,402	—	—	1,402	5.4%
2019	32,061	—	—	32,061	5.4%
Thereafter	5,041	300,000	—	305,041	5.4%

Total maturities	$385,871	$756,521	$160,000	$1,302,392	5.1%

Weighted average maturity = 4.8 years

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($75.0 million)			Unsecured Line of Credit #2 ($262.0 million)
	Quarter Ended March 31, 2011	Covenant	Quarter Ended March 31, 2011	Covenant		Quarter Ended March 31, 2011	Covenant
% of Total Indebtedness to Total Assets(1)	43.6%	≤ 65.0%	N/A		N/A	N/A		N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A		N/A	N/A		N/A
% of Secured Indebtedness to Total Assets(1)	12.8%	≤ 40.0%	N/A		N/A	N/A		N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.2	≥ 1.5	N/A		N/A	N/A		N/A
Tangible Net Worth	N/A	N/A	$1.1 billion	≥	$808.6 million	$1.1 billion	≥	$808.6 million
% of Total Liabilities to Gross Asset Value(4)	N/A	N/A	53.1%		≤ 60.0%	51.5%		≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(4)	N/A	N/A	14.5%		≤ 35.0%	14.2%		≤ 35.0%
Ratio of EBITDA(3) to Fixed Charges(5)	N/A	N/A	2.52		≥ 1.75	2.52		≥ 1.75
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.36		≥ 1.67	N/A		N/A
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	N/A		N/A	3.31		≥ 2.00

% of Development in Progress to Gross Asset Value(4)	N/A	N/A	1.0%		≤ 30.0%	1.0%		≤ 20.0%
% of Non-Wholly Owned Assets(6) to Gross Asset Value(4)	N/A	N/A	1.3%		≤ 15.0%	1.3%		≤ 15.0%

(1)

Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2)

Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3)

EBITDA is defined in our debt covenants as earnings before interest income, interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairments, gain/loss on extinguishment of debt and gain from non-disposal activities.

(4)

Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(3) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(5)	Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(6)

Non-Wholly Owned Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(3) from properties subject to a joint operating agreement (i.e. NVIP I&II). We add to this amount the development in progress subject to a joint operating agreement (i.e. 4661 Kenmore Avenue).

(7)

Unencumbered Pool Value is calculated by applying a capitalization rate of 7.75% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter and development in progress.

	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Market Data

Shares Outstanding	65,941	65,870	64,093	62,380	60,545
Market Price per Share	$31.09	$30.99	$31.73	$27.59	$30.55
Equity Market Capitalization	$2,050,106	$2,041,311	$2,033,671	$1,721,064	$1,849,650

Total Debt	$1,293,025	$1,233,758	$1,411,310	$1,199,619 (3)	$1,202,876 (3)
Total Market Capitalization	$3,343,131	$3,275,069	$3,444,981	$2,920,683	$3,052,526

Total Debt to Market Capitalization	0.39:1	0.38:1	0.41:1	0.41:1	0.39:1

Earnings to Fixed Charges(1)	1.3 x	0.8 x	1.3 x	1.3 x	1.2 x
Debt Service Coverage Ratio(2)	2.7 x	2.5 x	2.7 x	2.7 x	2.5 x

Dividend Data

Total Dividends Paid	$28,587	$28,438	$27,485	$26,677	$25,890
Common Dividend per Share	$0.4338	$0.4338	$0.4325	$0.4325	$0.4325
Payout Ratio (Core FFO per share basis)	88.5%	90.4%	88.3%	84.8%	90.1%
Payout Ratio (Core FAD per share basis)	100.9%	127.6%	108.1%	98.3%	100.6%
Payout Ratio (FAD per share basis)	108.4%	180.7%	108.1%	100.6%	100.6%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)	Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 7) by interest expense and principal amortization.
(3)

“Total Debt” balance includes a $22.5 million mortgage notes payable secured by The Ridges, a property we sold on December 21, 2010, that has been reclassified to “Other liabilities related to properties sold or held for sale.” We repaid this mortgage note payable without penalty on July 12, 2010.

	First Quarter(1)
	NOI Growth	Rental Rate Growth
Cash Basis:
Multifamily	14.2%	3.3%
Office Buildings	1.2%	2.7%
Medical Office Buildings	-1.2%	3.4%
Retail Centers	-1.8%	0.5%
Industrial/Flex	0.5%	3.7%

Overall Same-Store Portfolio	2.1%	2.7%

	First Quarter(1)
	NOI Growth	Rental Rate Growth
GAAP Basis:
Multifamily	13.7%	3.3%
Office Buildings	-1.5%	1.9%
Medical Office Buildings	-1.3%	3.7%
Retail Centers	0.5%	0.9%
Industrial/Flex	-0.8%	2.8%

Overall Same-Store Portfolio	1.1%	2.4%

[1]	Non same-store properties were:

Acquisitions:	Office - 1140 Connecticut Avenue, 1227 25th Street and Quantico Corporate Center;

Retail - Gateway Overlook;

Medical Office - Lansdowne Medical Office Building.

Held for sale and sold properties: Office - Dulles Station, Phase I, Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;

Industrial - Crossroads Distribution Center, Charleston Business Center, Ammendale I&II and Amvax.

	Three Months Ended March 31,
	2011	2010	% Change

Cash Basis:
Multifamily	$7,466	$6,540	14.2%
Office Buildings	19,421	19,199	1.2%
Medical Office Buildings	7,309	7,398	-1.2%
Retail Centers	7,132	7,263	-1.8%
Industrial/Flex	5,848	5,818	0.5%

	$47,176	$46,218	2.1%

GAAP Basis:
Multifamily	$7,665	$6,739	13.7%
Office Buildings	19,905	20,198	-1.5%
Medical Office Buildings	7,505	7,603	-1.3%
Retail Centers	7,255	7,217	0.5%
Industrial/Flex	5,720	5,764	-0.8%

	$48,050	$47,521	1.1%

	Three Months Ended March 31, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,493	$30,073	$11,023	$10,225	$8,281	$—	$72,095
Non same-store - acquired and in development [1]	—	4,030	108	1,922	—	—	6,060

Total	12,493	34,103	11,131	12,147	8,281	—	78,155

Real estate expenses
Same-store portfolio	4,828	10,168	3,518	2,970	2,561	—	24,045
Non same-store - acquired and in development [1]	—	1,320	151	572	—	—	2,043

Total	4,828	11,488	3,669	3,542	2,561	—	26,088

Net Operating Income (NOI)
Same-store portfolio	7,665	19,905	7,505	7,255	5,720	—	48,050
Non same-store - acquired and in development [1]	—	2,710	(43)	1,350	—	—	4,017

Total	$7,665	$22,615	$7,462	$8,605	$5,720	$—	$52,067

Same-store portfolio NOI GAAP basis (from above)	$7,665	$19,905	$7,505	$7,255	$5,720	$—	$48,050
Straight-line revenue, net for same-store properties	(8)	(258)	(113)	(59)	176	—	(262)
FAS 141 Min Rent	(191)	(361)	(93)	(79)	(54)	—	(778)
Amortization of lease intangibles for same-store properties	—	135	10	15	6	—	166

Same-store portfolio NOI, cash basis	$7,466	$19,421	$7,309	$7,132	$5,848	$—	$47,176

Reconciliation of NOI to Net Income
Total NOI	$7,665	$22,615	$7,462	$8,605	$5,720	$—	$52,067
Other income	—	—	—	—	—	306	306
Acquisition costs	—	—	—	—	—	(1,649)	(1,649)
Interest expense	(1,686)	(2,230)	(1,313)	(306)	(234)	(11,357)	(17,126)
Depreciation and amortization	(3,134)	(12,288)	(3,827)	(2,662)	(2,528)	(311)	(24,750)
General and administrative	—	—	—	—	—	(3,702)	(3,702)
Discontinued operations[2]	—	(458)	—	—	—	—	(458)

Net Income	2,845	7,639	2,322	5,637	2,958	(16,713)	4,688
Net income attributable to noncontrolling interests	—	—	—	—	—	(23)	(23)

Net income attributable to the controlling interests	$2,845	$7,639	$2,322	$5,637	$2,958	$(16,736)	$4,665

[1]	Non same-store acquired and in development properties:

Acquisitions:	Office - 1140 Connecticut Avenue, 1227 25th Street and Quantico Corporate Center;
Retail - Gateway Overlook;
Medical Office - Lansdowne Medical Office Building.

[2]	Discontinued operations include a held for sale property: Office - Dulles Station, Phase I.

	Three Months Ended March 31, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$11,842	$30,973	$11,415	$10,501	$8,820	$—	$73,551
Non same-store - acquired and in development [1]	—	—	—	—	—	—	—

Total	11,842	30,973	11,415	10,501	8,820	—	73,551

Real estate expenses
Same-store portfolio	5,103	10,775	3,812	3,284	3,056	—	26,030
Non same-store - acquired and in development [1]	—	—	139	—	—	—	139

Total	5,103	10,775	3,951	3,284	3,056	—	26,169

Net operating income (NOI)
Same-store portfolio	6,739	20,198	7,603	7,217	5,764	—	47,521
Non same-store - acquired and in development [1]	—	—	(139)	—	—	—	(139)

Total	$6,739	$20,198	$7,464	$7,217	$5,764	$—	$47,382

Same-store portfolio NOI GAAP basis (from above)	$6,739	$20,198	$7,603	$7,217	$5,764	$—	$47,521
Straight-line revenue, net for same-store properties	(8)	(529)	(109)	122	90	—	(434)
FAS 141 Min Rent	(191)	(528)	(99)	(84)	(41)	—	(943)
Amortization of lease intangibles for same-store properties	—	58	3	8	5	—	74

Same-store portfolio NOI, cash basis	$6,540	$19,199	$7,398	$7,263	$5,818	$—	$46,218

Reconciliation of NOI to net income
Total NOI	$6,739	$20,198	$7,464	$7,217	$5,764	$—	$47,382
Other income (expense)	—	—	—	—	—	289	289
Acquisition costs	—	—	—	—	—	(55)	(55)
Interest expense	(1,693)	(2,337)	(1,342)	(320)	(238)	(10,908)	(16,838)
Depreciation and amortization	(3,442)	(10,568)	(3,861)	(1,795)	(2,601)	(320)	(22,587)
General and administrative	—	—	—	—	—	(3,783)	(3,783)
Discontinued operations[2]	—	364	—	—	535	—	899
Gain (loss) on extinguishment of debt	—	—	—	—	—	(42)	(42)

Net income	1,604	7,657	2,261	5,102	3,460	(14,819)	5,265
Net income attributable to noncontrolling interests	—	—	—	—	—	(49)	(49)

Net income attributable to the controlling interests	$1,604	$7,657	$2,261	$5,102	$3,460	$(14,868)	$5,216

[1]	Non same-store acquired and in development properties:

Acquisitions: Medical Office - Lansdowne Medical Office Building.

[2]	Discontinued operations include held for sale and sold properties: Office - Parklawn Plaza, Saratoga Building, Lexington Building, the Ridges and Dulles Station, Phase I;

Industrial - Charleston Business Center, Ammendale I&II and Amvax.

WRIT Portfolio

Maryland/Virginia/DC

Percentage of Q1 2011 GAAP NOI

DC
Multifamily	3.8%
Office	17.6%
Medical Office Buildings	1.8%
Retail	0.6%
Industrial/Flex	0.0%

23.8%

Maryland
Multifamily	2.3%
Office	11.6%
Medical Office Buildings	4.0%
Retail	10.7%
Industrial/Flex	3.0%

31.6%

Virginia
Multifamily	8.6%
Office	14.3%
Medical Office Buildings	8.6%
Retail	5.1%
Industrial/Flex	8.0%

44.6%

Total Portfolio [1]	100.0%

WRIT Portfolio

Inside & Outside the Beltway

Percentage of Q1 2011 GAAP NOI

Inside the Beltway
Multifamily	13.9%
Office	23.4%
Medical Office Buildings	2.9%
Retail	5.8%
Industrial/Flex	2.7%

48.7%

Outside the Beltway
Multifamily	0.8%
Office	20.1%
Medical Office Buildings	11.4%
Retail	10.7%
Industrial/Flex	8.3%

51.3%

Total Portfolio [1]	100.0%

[1]	Excludes discontinued operations: Dulles Station, Phase I.

	Physical Occupancy - Same-Store Properties (1)
Sector	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Multifamily	95.3%	95.7%	96.4%	95.0%	94.4%
Office Buildings	88.3%	88.4%	88.4%	89.9%	90.2%
Medical Office Buildings	93.5%	93.8%	93.3%	94.1%	93.8%
Retail Centers	92.2%	92.5%	92.2%	94.4%	93.2%
Industrial / Flex	80.2%	78.6%	79.7%	79.3%	83.0%

Overall Portfolio	88.7%	88.5%	88.8%	89.4%	90.0%

	Physical Occupancy - All Properties
Sector	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Multifamily	95.3%	95.7%	96.4%	95.0%	94.4%
Office Buildings	88.9%	89.4%	89.6%	90.8%	89.7%
Medical Office Buildings	88.3%	88.5%	87.8%	88.0%	87.7%
Retail Centers	92.0%	92.1%	92.2%	94.4%	93.2%
Industrial / Flex	80.2%	78.6%	79.5%	79.2%	82.8%

Overall Portfolio	88.4%	88.3%	88.4%	88.9%	89.0%

[1]	Non same-store properties were:

Acquisitions:	Office - 1140 Connecticut Avenue, 1227 25th Street and Quantico Corporate Center;
Retail - Gateway Overlook;
Medical Office - Lansdowne Medical Office Building.

Sold and held for sale properties:	Office - Dulles Station, Phase I, Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;
Industrial - Charleston Business Center, Ammendale I&II and Amvax.

	Economic Occupancy - Same-Store Properties(1)
Sector	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Multifamily	94.8%	95.5%	95.6%	93.7%	94.1%
Office Buildings	89.4%	88.8%	88.9%	91.3%	92.0%
Medical Office Buildings	94.2%	94.5%	94.8%	95.7%	95.9%
Retail Centers	92.3%	91.4%	91.7%	92.0%	91.3%
Industrial / Flex	81.4%	81.6%	83.1%	82.4%	85.9%

Overall Portfolio	90.5%	90.4%	90.6%	91.4%	92.1%

	Economic Occupancy - All Properties
Sector	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010

Multifamily	94.8%	95.5%	95.6%	93.7%	94.1%
Office Buildings	90.7%	90.0%	90.1%	91.3%	91.6%
Medical Office Buildings	90.5%	90.3%	90.3%	91.0%	91.1%
Retail Centers	92.0%	91.4%	91.7%	92.0%	91.3%
Industrial / Flex	81.4%	81.9%	83.0%	82.8%	85.7%

Overall Portfolio	90.5%	90.2%	90.3%	90.7%	91.2%

[1]	Non same-store properties were:

Acquisitions:	Office - 1140 Connecticut Avenue, 1227 25th Street and Quantico Corporate Center;
Retail - Gateway Overlook;
Medical Office - Lansdowne Medical Office Building.

Sold and held for sale properties:	Office - Dulles Station, Phase I, Parklawn Plaza, Saratoga Building, Lexington Building and the Ridges;
Industrial - Charleston Business Center, Ammendale I&II and Amvax.

	1st Quarter 2011		4th Quarter 2010		3rd Quarter 2010		2nd Quarter 2010		1st Quarter 2010
Gross Leasing Square Footage
Office Buildings	138,083		125,367		103,428		149,296		198,868
Medical Office Buildings	43,355		7,136		70,426		92,041		23,951
Retail Centers	78,669		97,055		52,501		113,878		5,805
Industrial Centers	156,134		152,563		103,800		285,628		45,616

Total	416,241		382,121		330,155		640,843		274,240

Weighted Average Term (yrs)
Office Buildings	3.6		5.4		3.8		6.7		5.6
Medical Office Buildings	6.0		3.9		5.3		5.4		9.0
Retail Centers	4.5		8.4		6.2		5.7		5.0
Industrial Centers	4.9		4.5		3.4		4.9		3.3

Total	4.5		5.8		4.4		5.5		5.5

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$31.41	$32.26	$28.72	$30.30	$27.65	$28.50	$29.71	$30.35	$26.85	$27.91
Medical Office Buildings	32.91	34.90	35.53	37.37	30.40	32.62	32.29	34.30	32.18	33.92
Retail Centers	15.64	15.91	15.50	16.13	26.01	26.71	16.10	16.38	25.83	27.42
Industrial Centers	10.28	10.54	10.82	11.45	10.36	10.73	10.05	10.46	9.29	9.93

Total	$20.66	$21.30	$18.34	$19.31	$22.54	$23.51	$18.90	$19.57	$24.37	$25.43

Rate on new leases
Office Buildings	$30.97	$29.91	$31.39	$29.41	$28.29	$27.09	$31.49	$28.84	$30.97	$28.86
Medical Office Buildings	37.24	34.76	37.41	36.05	34.94	32.78	39.30	36.44	40.38	35.27
Retail Centers	16.48	16.30	21.79	20.41	30.57	29.36	16.30	16.03	31.31	29.97
Industrial Centers	8.70	8.22	9.80	9.19	9.23	8.92	13.62	13.50	9.47	9.20

Total	$20.53	$19.71	$20.44	$19.18	$24.08	$22.95	$21.95	$20.82	$28.22	$26.18

Percentage Increase
Office Buildings	-1.40%	-7.30%	9.31%	-2.93%	2.34%	-4.93%	6.00%	-5.00%	15.34%	3.43%
Medical Office Buildings	13.14%	-0.41%	5.28%	-3.53%	14.95%	0.51%	21.73%	6.26%	25.48%	3.98%
Retail Centers	5.39%	2.42%	40.57%	26.50%	17.51%	9.91%	1.24%	-2.15%	21.21%	9.30%
Industrial Centers	-15.33%	-21.99%	-9.41%	-19.73%	-10.91%	-16.89%	35.57%	29.11%	1.90%	-7.38%

Total	-0.62%	-7.48%	11.47%	-0.69%	6.84%	-2.36%	16.15%	6.39%	15.79%	2.92%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$535,267	$3.88	$2,461,273	$19.63	$1,296,481	$12.54	$4,512,498	$30.23	$3,473,255	$17.47
Medical Office Buildings	384,336	8.86	86,938	12.18	859,930	12.21	1,610,073	17.49	595,969	24.88
Retail Centers	—	—	288,110	2.97	22,500	0.43	587,775	5.16	—	—
Industrial Centers	367,313	2.35	166,689	1.09	102,112	0.98	513,745	1.80	64,327	1.41

Subtotal	$1,286,916	$3.09	$3,003,010	$7.86	$2,281,023	$6.91	$7,224,091	$11.27	$4,133,551	$15.07

Leasing Costs
Office Buildings	$575,877	$4.17	$1,478,644	$11.79	$781,922	$7.56	$3,316,582	$22.21	$2,064,933	$10.38
Medical Office Buildings	530,574	12.24	21,703	3.04	362,586	5.15	959,827	10.43	400,746	16.73
Retail Centers	84,464	1.07	423,791	4.37	120,850	2.30	195,025	1.71	7,808	1.35
Industrial Centers	289,927	1.86	371,620	2.44	222,983	2.15	921,870	3.23	97,391	2.14

Subtotal	$1,480,842	$3.56	$2,295,758	$6.01	$1,488,341	$4.51	$5,393,304	$8.42	$2,570,878	$9.37

Tenant Improvements and Leasing Costs
Office Buildings	$1,111,144	$8.05	$3,939,917	$31.43	$2,078,403	$20.10	$7,829,080	$52.44	$5,538,188	$27.85
Medical Office Buildings	914,910	21.10	108,641	15.22	1,222,516	17.36	2,569,900	27.92	996,715	41.61
Retail Centers	84,464	1.07	711,901	7.34	143,350	2.73	782,800	6.87	7,808	1.35
Industrial Centers	657,240	4.21	538,309	3.53	325,095	3.13	1,435,615	5.03	161,718	3.55

Total	$2,767,758	$6.65	$5,298,768	$13.87	$3,769,364	$11.42	$12,617,395	$19.69	$6,704,429	$24.45

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	51	4.76%	210,354	2.30%
Advisory Board Company	1	98	2.71%	180,925	1.98%
General Services Administration	10	41	2.55%	304,866	3.33%
INOVA Health System	7	46	1.93%	114,208	1.25%
Patton Boggs LLP	1	73	1.85%	110,566	1.21%
Sunrise Assisted Living, Inc.	1	30	1.55%	115,289	1.26%
General Dynamics	2	39	1.13%	88,359	0.97%
Children’s Hospital	3	87	1.02%	69,230	0.76%
Epstein, Becker & Green, P.C.	1	69	1.01%	53,427	0.58%
George Washington University	2	57	1.01%	69,775	0.76%

Total/Weighted Average		57	19.52%	1,316,999	14.40%

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific, and Technical Services	$64,634,564	28.64%	2,334,664	25.31%
Ambulatory Health Care Services	39,598,256	17.55%	1,177,947	12.77%
Credit Intermediation and Related Activities	16,350,482	7.25%	346,835	3.76%
Executive, Legislative, and Other General Government Support	12,087,719	5.36%	497,711	5.40%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	7,214,051	3.20%	213,242	2.31%
Educational Services	6,657,455	2.95%	235,582	2.55%
Food Services and Drinking Places	6,484,791	2.87%	227,780	2.47%
Administrative and Support Services	4,809,907	2.13%	300,603	3.26%
Food and Beverage Stores	4,715,705	2.09%	270,049	2.93%
Nursing and Residential Care Facilities	4,579,437	2.03%	145,010	1.57%
Furniture and Home Furnishings Stores	3,734,700	1.66%	226,672	2.46%
Miscellaneous Store Retailers	3,570,456	1.58%	211,591	2.29%
Broadcasting (except Internet)	3,087,610	1.37%	89,238	0.97%
Sporting Goods, Hobby, Book, and Music Stores	2,823,940	1.25%	168,347	1.83%
Merchant Wholesalers, Durable Goods	2,817,679	1.25%	269,261	2.92%
Clothing and Clothing Accessories Stores	2,721,962	1.21%	139,874	1.52%
Personal and Laundry Services	2,642,852	1.17%	94,507	1.03%
Health and Personal Care Stores	2,642,501	1.17%	76,169	0.83%
Electronics and Appliance Stores	2,200,192	0.98%	145,807	1.58%
Hospitals	2,091,876	0.93%	70,909	0.77%
Merchant Wholesalers, Nondurable Goods	1,845,854	0.82%	195,893	2.12%
General Merchandise Stores	1,672,527	0.74%	209,452	2.27%
Real Estate	1,651,096	0.73%	58,225	0.63%
Construction of Buildings	1,564,751	0.69%	98,526	1.07%
Amusement, Gambling, and Recreation Industries	1,525,390	0.68%	106,464	1.15%
Miscellaneous Manufacturing	1,479,761	0.66%	149,604	1.62%
Transportation Equipment Manufacturing	1,370,355	0.61%	48,559	0.53%
Computer and Electronic Product Manufacturing	1,188,679	0.53%	47,770	0.52%
Printing and Related Support Activities	1,115,972	0.50%	48,775	0.53%
Insurance Carriers and Related Activities	1,063,469	0.47%	40,018	0.43%
Specialty Trade Contractors	992,928	0.44%	108,522	1.18%
Other	14,708,201	6.49%	869,771	9.42%

Total	$225,645,118	100.00%	9,223,377	100.00%

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2011	107	400,734	10.46%	$13,020,527	$32.49	9.52%
2012	92	454,621	11.87%	13,981,747	30.75	10.22%
2013	91	499,336	13.04%	16,100,551	32.24	11.77%
2014	79	800,672	20.90%	26,488,446	33.08	19.36%
2015	66	457,971	11.96%	19,240,517	42.01	14.06%
2016 and thereafter	147	1,216,986	31.77%	47,993,369	39.44	35.07%

	582	3,830,320	100.00%	$136,825,157	$35.72	100.00%

Medical Office:
2011	59	120,812	10.53%	$3,999,943	$33.11	8.98%
2012	47	170,163	14.83%	6,235,374	36.64	14.01%
2013	57	165,436	14.42%	5,873,842	35.51	13.19%
2014	37	115,148	10.04%	4,483,834	38.94	10.07%
2015	29	103,741	9.04%	3,983,696	38.40	8.95%
2016 and thereafter	109	471,870	41.14%	19,946,817	42.27	44.80%

	338	1,147,170	100.00%	$44,523,506	$38.81	100.00%

Retail:
2011	40	95,727	5.04%	$2,092,227	$21.86	5.14%
2012	43	143,468	7.55%	3,369,854	23.49	8.28%
2013	38	293,901	15.47%	4,414,170	15.02	10.85%
2014	23	98,527	5.19%	2,328,885	23.64	5.72%
2015	33	303,296	15.97%	5,863,164	19.33	14.41%
2016 and thereafter	99	964,504	50.78%	22,624,842	23.46	55.60%

	276	1,899,423	100.00%	$40,693,142	$21.42	100.00%

Industrial/Flex:
2011	33	258,953	10.91%	$2,816,231	$10.88	9.79%
2012	43	506,160	21.33%	5,626,800	11.12	19.57%
2013	39	428,815	18.07%	4,844,659	11.30	16.85%
2014	26	469,289	19.78%	5,949,345	12.68	20.69%
2015	29	375,910	15.84%	5,646,366	15.02	19.64%
2016 and thereafter	27	333,686	14.07%	3,872,438	11.61	13.46%

	197	2,372,813	100.00%	$28,755,839	$12.12	100.00%

Total:
2011	239	876,226	9.47%	$21,928,928	$25.03	8.74%
2012	225	1,274,412	13.78%	29,213,775	22.92	11.65%
2013	225	1,387,488	15.00%	31,233,222	22.51	12.45%
2014	165	1,483,636	16.04%	39,250,510	26.46	15.65%
2015	157	1,240,918	13.42%	34,733,743	27.99	13.85%
2016 and thereafter	382	2,987,046	32.29%	94,437,466	31.62	37.66%

	1,393	9,249,726	100.00%	$250,797,644	$27.11	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	March 31, 2011 Leased Percentage	Investment
1140 Connecticut Avenue	Washington, DC	January 11, 2011	184,000	99%	99%	$80,250
1227 25th Street	Washington, DC	March 30, 2011	130,000	72%	72%	47,000

		Total	314,000			$127,250

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	135,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000
1227 25th Street	Washington, DC	2011	1988	130,000

Subtotal				4,513,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000
Gateway Overlook	Columbia, MD	2010	2007	223,000

Subtotal				2,245,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 256	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	270,000

Subtotal (2,540 units)				2,125,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				2,954,000

TOTAL				13,146,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income atributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Core Funds From Operations (Core FFO), a non-GAAP measure, is calculated by adjusting FFO for (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) real estate impairments, as appropriate.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements, leasing incentives and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, non-cash gain/loss from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization, real estate impairment, non-cash fair value interest expense, adding or subtracting amortization of lease intangibles and amortization of restricted share compensation, as appropriate.

Core Funds Available for Distribution (Core FAD), a non-GAAP measure, is calculated by adjusting FAD for (1) cash gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) real estate impairments, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.